SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                             ----------

                             FORM 8-K /A
           Amendment - previously filed on October 6, 1998

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: September 22, 1998


                         VENTURE WORLD, LTD.
         (Exact name of registrant as specified in charter)

     DELAWARE                           33-19139-NY           11-2936371
     (State or other jurisdiction       (Commission         (IRS employer
     of incorporation)             file number)        identification no.)

                     616 First Avenue, Suite 400
                      Seattle, Washington 98104
               (Address of Principal Executive Offices)

Registrant's telephone number, including area code (206) 341-9090

            Reason for Amendment: Filing of corrected Exhibit 2.01.

Item 1. Change in Control of Registrant

     Effective September 22, 1998, pursuant to the terms of an Acquisition Agreement (the "Plan"), the Registrant acquired all of the shares of PolarCap, Inc. ("PolarCap")and NetAmerica, Inc. ("NetAmerica")(collectively "the Subsidiaries"). As a result of the transaction, PolarCap and NetAmerica became wholly-owned subsidiaries of the Registrant and the shareholders of PolarCap and NetAmerica will be issued an aggregate of eight million four hundred thousand shares, or approximately 88% of the total shares outstanding at the time of the transaction.

     As part of the reorganization, various officers and directors of the Subsidiaries will become the officers and directors of the Registrant. In the past two months Gregory Martin and Douglas Cole were added to the Board and appointed officers of the Registrant. On or about October 10, 1998, Lisa Valario and Michael Labertew will resign as officers and directors of the Registrant and William Fritts will be appointed Co-Chairman (Director) and Secretary/Treasurer of the Registrant.

     Whereas the Registrant has primarily been active in recent history, it will now exist as a holding company to the Subsidiaries, primarily develop the business of its new subsidiary NetAmerica.

     NetAmerica is a Washington corporation organized in 1997 by William Fritts, an owner and developer of several software and hardware companies. In 1998 Gregory Martin joined the firm. Mr. Martin has over 25 years of experience in managing high technology companies. At present, Net America is an Internet telecommunications service company focused on aggregating Internet dial-up access and commercial dedicated Internet access services in the United States and specific international services. It offers on a wholesale basis a broad array of Internet access products and services designed to afford small and medium-sized virtual Internet service providers (VISPs) and their end users and customers seamlessly integrated Internet access solutions. NetAmerica's goal is to develop a profitable revenue base of Internet access services with marketing force of sales professionals.

     NetAmerica targets local, regional and national Internet service resellers and commercial customers with (i) national and global Internet access requirements, (ii) limited infrastructure and/or limited capital for expanding their network infrastructure, or (iii) requirements to expand into new geographic areas quickly. NetAmerica then contracts with Tier 1 ISPs to provide broad-based network access of its customer's Internet traffic. By capitalizing on the combined traffic of its customers, NetAmnerica believes that it is able to offer rates for basic Internet access that compare favorably with the rates ISPs of the size targeted by NetAmerica typically are charged by the major Tier 1 providers.


Item 5. Other Events.

          Effective October 6, 1998 , the Registrant will change its name from Venture World, Ltd. to NetAmerica International Corporation.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          The required financial statements will be filed by amendment not later than 60 days after the date that this report must be filed.

          The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.



                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VENTURE WORLD, INC.



Date: October 5, 1998                 By /s/ Douglas Cole
                                         President





                            EXHIBIT INDEX


Number    Description                        Page
2.01      Acquisition Agreement              5







                                                                 Exhibit 2.01


                        ACQUISITION AGREEMENT

     This Agreement is entered into by, between and among Venture World, Ltd., a corporation organized under the laws of the State of Delaware (hereinafter the "Purchaser"), and the Shareholders ("the Shareholders") of PolarCap, Inc., a California corporation and NetAmerica, Inc., a Washington corporation (hereinafter collectively referred to as "the Companies").

                             Witnesseth:

     WHEREAS, Purchaser wishes to acquire, and Shareholders are willing to sell, all of the outstanding stock of the Companies in exchange for common stock of the Purchaser;

     NOW, THEREFORE, in consideration of the mutual terms and covenants set forth herein, Purchaser and Shareholders approve and adopt this Acquisition Agreement and mutually covenant and agree with each other as follows:


                              ARTICLE I
           SHARES TO BE TRANSFERRED AND SHARES TO BE ISSUED

1. a. On the closing date the Shareholders shall transfer to Purchaser certificates for the number of shares of the common stock of the Companies described in Schedule "A" , attached hereto and incorporated herein, which in the aggregate shall represent all of the issued and outstanding shares of stock of the Companies. Such certificates shall be duly endorsed in blank by Shareholders or accompanied by duly executed stock powers in blank with signatures guaranteed. Alternatively, the shareholders may assign their rights to the shares if the shares have not been physically issued in the form of stock certificates.

     b. In exchange for the transfer of the common stock of the Companies pursuant to sub-section 1.a. hereof, Purchaser shall on the closing date and contemporaneously with such transfer of the common stock of the Companies to it by the Shareholders, or rights thereto, issue and deliver to the Shareholders the number of shares of common stock of the Purchaser specified on Schedule "B" hereof, which shares shall total 2,578,524 NetAmerica shares and 7,182,500 PolarCap shares.

2. The parties intend that this acquisition and exchange of shares is to be an exchange/transaction pursuant to Section 368(a)(1)(c) of the Internal Revenue Code of the United States.

                             ARTICLE II
            REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

     2.01 Ownership of Stock.

2         Shareholders are the record owners and holders of the number of fully paid and non-assessable shares of the Companies listed in Schedule "A" hereto as of the date hereof and will continue to own such shares of the stock of the Companies until the delivery thereof to the Purchaser on the closing date and all such shares of stock are or will be on the closing date owned free and clear of all liens, encumbrances, charges and assessments of every nature and subject to no restrictions with respect to transferability. The Shareholders will have full power and authority to assign and transfer their shares of the Companies in accordance with the terms hereof.

                             ARTICLE III
   REPRESENTATIONS AND WARRANTIES OF POLARCAP AND ITS SHAREHOLDERS

     3.01 Capitalization

     Except for this Agreement, there are no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the stock of PolarCap owned by Shareholders.

     3.02 Organization and Authority.

          (a) PolarCap is a corporation duly organized, validly existing and in good standing under the laws of the State of California, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location. Polar Cap is presently qualified to do business in the State of California.

          (b) The outstanding shares of PolarCap are legally and validly issued, fully paid and nonassessable.

          (c) PolarCap does not own five percent (5%) or more of the outstanding stock of any corporation except as listed on the Disclosure Statement.

          (d) The minute book of PolarCap made available to Purchaser contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of PolarCap.

          (e) The Disclosure Statement contains a list of the officers, directors and shareholders of PolarCap and copies of the articles of incorporation and by-laws currently in effect of PolarCap.

          (f) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not, subject to the approval and adoption by the Shareholders of PolarCap, violate any provision of the certificate/articles of incorporation or bylaws of PolarCap, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which PolarCap is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

          (g) The authorized capital stock of PolarCap is 50,000,000 shares of common stock, no par value, of which 7,182,500 shares of such stock will be issued and outstanding at the time of closing.

     3.03 Financials.

          (a) A balance sheet (hereafter "financial statements") of PolarCap has been delivered by PolarCap to the Purchaser. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of PolarCap as of its date and for the periods covered.

          (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of PolarCap shown on the books of account on the statement date and as incurred in the normal course of business since that date, are collectible in the normal course of business.

          (c) PolarCap has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the balance sheet as of the statement date except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet as of the statement date and, in the case of real properties except for rights-of-way and easements which do not adversely affect the use of such property.

          (d) All currently used property and assets of PolarCap, or in which it has an interest, or which it has in possession, are in good operating condition and repair subject only to ordinary wear and tear.

     3.04 Changes Since the Statement Date. Since the financial statement date, except as disclosed in the Disclosure Statement, there will not have been any material negative change in the financial position or assets of PolarCap.

     3.05 Liabilities. There are no material liabilities of PolarCap, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of PolarCap, its agents or servants occurring prior to the statement date, which are not disclosed by or reflected in said financial statements, except as disclosed in the Disclosure Statement. There are no such liabilities of PolarCap which have arisen or relate to any transaction of PolarCap, its agents or servants, occurring since the statement date, other than normal liabilities incurred in the normal conduct of the business of PolarCap, and none of which have a material adverse effect on the business or financial condition of PolarCap, except as disclosed in the Disclosure Statement. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of PolarCap, except as disclosed in the Disclosure Statement.

     3.06 Taxes. All federal, province, county and local income, ad valorem, excise, profits, franchise, occupation, property, sales, use gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by PolarCap, and there are no unpaid taxes which are, or could become a lien on the properties and assets of PolarCap, except as provided for in the financial statements of their date, or have been incurred in the normal course of business of PolarCap since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

     3.07 Accuracy of All Statements Made by PolarCap. No representation or warranty by PolarCap and Shareholders in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by or on behalf of the Shareholders pursuant to this Agreement, nor any document or certificate delivered to Purchaser pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.



                              ARTICLE IV
  REPRESENTATIONS AND WARRANTIES OF NETAMERICA AND ITS SHAREHOLDERS

     4.01 Capitalization

     Except for this Agreement, there are no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the stock of NetAmerica owned by its Shareholders.

     4.02 Organization and Authority.

          (a) NetAmerica is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location.

          (b) The outstanding shares of NetAmerica are legally and validly issued, fully paid and non-assessable.

          (c) NetAmerica does not own five percent (5%) or more of the outstanding stock of any corporation except as listed on the Disclosure Statement.

          (d) The minute book of NetAmerica made available to Purchaser contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of NetAmerica.

          (e) The Disclosure Statement contains a list of the officers, directors and shareholders of NetAmerica and copies of the articles of incorporation and by-laws currently in effect of NetAmerica.

          (f) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not, subject to the approval and adoption by the Shareholders of NetAmerica, violate any provision of the certificate/articles of incorporation or bylaws of NetAmerica, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which NetAmerica is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

          (g) The authorized capital stock of NetAmerica is 15,000,000 shares of common stock, no par value, of which 2,578,524 shares of such stock will be issued and outstanding at the time of closing.

     4.03 Financials.

          (a) A balance sheet, list of tangible assets, and list of payables and receivables (hereafter "financial statements") of NetAmerica have been delivered by NetAmerica to the Purchaser. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of NetAmerica as of its date and for the periods covered.

          (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of NetAmerica shown on the books of account on the statement date and as incurred in the normal course of business since that date, are collectible in the normal course of business.

          (c) NetAmerica has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the balance sheet as of the statement date except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet as of the statement date and, in the case of real properties except for rights-of-way and easements which do not adversely affect the use of such property.

          (d) All currently used property and assets of NetAmerica, or in which it has an interest, or which it has in possession, are in good operating condition and repair subject only to ordinary wear and tear.

     4.04 Changes Since the Statement Date. Since the financial statement date, except as disclosed in the Disclosure Statement, there will not have been any material negative change in the financial position or assets of NetAmerica.

     4.05 Liabilities. There are no material liabilities of NetAmerica, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of NetAmerica, its agents or servants occurring prior to the statement date, which are notdisclosed by or reflected in said financial statements, except as disclosed in the Disclosure Statement. There are no such liabilities of NetAmerica which have arisen or relate to any transaction of NetAmerica, its agents or servants, occurring since the statement date, other than normal liabilities incurred in the normal conduct of the business of NetAmerica, and none of which have a material adverse effect on the business or financial condition of NetAmerica, except as disclosed in the Disclosure Statement. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of NetAmerica, except as disclosed in the Disclosure Statement.

     4.06 Taxes. All federal, province, county and local income, ad valorem, excise, profits, franchise, occupation, property, sales, use gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by NetAmerica, and there are no unpaid taxes which are, or could become a lien on the properties and assets of NetAmerica, except as provided for in the financial statements of their date, or have been incurred in the normal course of business of NetAmerica since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

     4.07 Accuracy of All Statements Made by NetAmerica. No representation or warranty by NetAmerica and Shareholders in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by or on behalf of the Shareholders pursuant to this Agreement, nor any document or certificate delivered to Purchaser pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.


                              ARTICLE V
             REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants as follows:

     5.01 Organization and Authority.

1    The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to enter into and perform the transactions contemplated by this Agreement, and with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location.

          (a) The outstanding shares of the Purchaser are legally and validly issued, fully paid and non-assessable.

          (b) The Purchaser does not own five percent (5%) or more of the outstanding stock of any corporation, except as listed on the Disclosure Statement.

          (c) The minute book of the Purchaser made available to the Companies and Shareholders contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Purchaser.

          (d) The Disclosure Statement contains a list of the officers, directors and shareholders of the Purchaser and copies of the articles of incorporation and by-laws currently in effect of the Purchaser.

          (e) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not violate any provision of the certificate/articles of incorporation or bylaws of the Purchaser, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Purchaser is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

          (f) The authorized capital stock of the Purchaser is three hundred million (300,000,000) shares of common stock, $.001 par value, of which ten million(10,000,000) shares of such stock will be issued and outstanding at the time of closing (inclusive of the shares issued pursuant to the acquisition).

     5.02 Performance of This Agreement. The execution and performance of this Agreement and the issuance of stock contemplated hereby have been authorized by the board of directors of Purchaser.

     5.03 Financials.

          (a) True copies of the financial statements of the Purchaser as of December 31, 1997 have been completed and delivered by the Purchaser to the Companies. These statements have been examined and certified by certified public accountants. Interim financial statements for the period ended March 31, 1998 have also been provided. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition and earnings of the Purchaser for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis.

          (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Purchaser shown on financial statement, and as incurred in the normal course of business since that date, are collectible in the normal course of business.

          (c) The Purchaser has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the aforementioned balance sheet, except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet, and, in the case of real properties, except for rights-of-way and easements which do not adversely affect the use of such property.

     5.04 Changes Since Audit Date. Since the date of the financial statements, except as disclosed in writing, there has not been any material change in the financial position or assets of the Purchaser.

     5.05 Accuracy of All Statements Made by Purchaser. No representation or warranty by the Purchaser in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by the Purchaser pursuant to this Agreement, nor any document or certificate delivered to the Companies or the Shareholders pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

     5.06 Legality of Shares to be Issued. The shares of preferred stock of Purchaser to be delivered pursuant to this Agreement, when so delivered, will have been duly and validly authorized and issued by Purchaser and will be fully paid and nonassessable.

     5.07 No Covenant as to Tax Consequences. It is expressly understood and agreed that neither Purchaser nor its officers or agents has made any warranty or agreement, expressed or implied, as to the tax consequences of the transactions contemplated by this Agreement or the tax consequences of any action pursuant to or growing out of this Agreement.


                              ARTICLE VI
                      COVENANTS OF SHAREHOLDERS

     6.01 Access to Information. Purchaser and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts and documents of the Companies, and the Companies shall furnish or cause to be furnished to Purchaser and its authorized representative all information with respect to its affairs and business of the Companies as Purchaser may reasonably request.

     6.02 Actions Prior to Closing. From and after the date of this Agreement and until the closing date, the Companies shall not materially alter its business.

     6.03 Limitation of Subsequent Corporate Actions. It is expressly understood and agreed that the Companies, the Shareholders, and their affiliates, will take all steps necessary to insure that for a period of eighteen months there shall be no reverse split and the assets transferred into the Purchaser shall remain in place as part of the business operations.


                             ARTICLE VII
           CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

     Each and every obligation of Purchaser to be performed on the closing date shall be subject to the satisfaction of the Purchaser of the following conditions:

     7.01 Truth of Representations and Warranties. The representations and warranties made by the Companies and Shareholders in this Agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

     7.02 Compliance with Covenants. Shareholders shall have performed and complied with all obligations under this Agreement which are to be performed or complied with by them prior to or on the closing date, including the delivery of the closing documents specified hereafter.

     7.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced, against the Shareholders, the Companies or any of the affiliates, associates, officers or directors of any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

     7.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

     7.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Companies to conduct its business or the earning power thereof on the same basis as in the past.

     7.06 Accuracy of Financial Statement. Purchaser and its representatives shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Companies furnished to Purchaser herewith.

     7.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as Purchaser may request shall have been delivered to Purchaser. The Companies and the Shareholders shall have delivered certificates in such detail as Purchaser may request as to compliance with the conditions set forth in this Article.

                             ARTICLE VIII
                 CONDITIONS PRECEDENT TO OBLIGATIONS
                  OF THE COMPANIES AND SHAREHOLDERS

     Each and every obligation of the Companies and shareholders to be performed on the closing date shall be subject to the satisfaction prior thereto of the following conditions:

     8.01 Truth of Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement shall be true at and as of the closing date as though such representations and warranties were made at and as of the transfer date.

     8.02 Purchaser's Compliance with Covenants. Purchaser shall have performed and complied with its obligations under this Agreement which are to be performed or complied with by it prior to or on the closing date.

     8.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced against Purchaser, or any of the affiliates, associates, officers or directors of the Purchaser seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

     8.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

     8.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Purchaser to conduct its business or the earning power thereof on the same basis as in the past.

     8.06 Accuracy of Financial Statements. The Companies and the Shareholders shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Purchaser furnished to the Companies herewith.

     8.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as the Companies may request shall have been delivered to the Companies. The Purchaser shall have delivered certificates in such detail as the Shareholders may request as to compliance with the conditions set forth in this Article.


                              ARTICLE IX
                           INDEMNIFICATION

     The Shareholders and the Companies shall indemnify Purchaser for any loss, cost, expense or other damage suffered by Purchaser resulting from, arising out of, or incurred with respect to the falsity or the breach of any representation, warranty or covenant made by the Companies herein, and any claims arising from the operations of the Companies prior to the closing date. Purchaser shall indemnify and hold the Shareholders harmless from and against any loss, cost, expense or other damage (including, without limitation, attorneys' fees and expenses) resulting from, arising out of, or incurred with respect to, or alleged to result from, arise out of or have been incurred with respect to, the falsity or the breach of any representation, covenant, warranty or agreement made by Purchaser herein.

                              ARTICLE  X
                       SECURITY ACT PROVISIONS

     10.1 Restrictions on Disposition of Shares. Shareholders covenant and warrant that the shares received are acquired for their own accounts and not with the present view towards the distribution thereof and will not dispose of such shares except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) in any other transaction which, in the opinion of counsel, acceptable to Purchaser, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this sub-section, an appropriate endorsement will be placed upon each of the certificates of preferred stock of the Purchaser at the time of distribution of such shares pursuant to this Agreement, and stop transfer instructions shall be placed with the transfer agent for the securities.

     10.02 Notice of Limitation Upon Disposition. Each Shareholder is aware that the shares distributed pursuant to this Agreement will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, the shareholder will probably have to retain such shares for a period of at least one year and at the expiration of such one year period sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the Securities and Exchange Commission and such disposition may be available only if the Purchaser is current in its filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or other public disclosure requirements, and the other limitations imposed thereby on the disposition of shares of the Purchaser. Additionally, "affiliates" owning shares will be subject to additional restrictions limiting sales.

     10.03 Limited Public Market for Common Shares. Each Shareholder acknowledges that the common shares being issued pursuant to this agreement currently has a limited public market in which the shares may be liquidated and there is no assurance that such pubic market will grow or develop.

                              ARTICLE XI
                               CLOSING

     11.01 Time. The closing of this transaction ("closing") shall be effective September 22, 1998. Such date is referred to in this agreement as the "closing date."

     11.02 Documents To Be Delivered by Shareholders. At the closing Shareholders shall deliver to Purchaser the following documents:

          (a) Certificates or assignments for all shares of stock of the Companies in the manner and form required by sub-section 1.01 hereof.

          (b) A certificate signed by the Management of the Companies that the representations and warranties made by the Companies in this Agreement are true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on or given on and as of the closing date and that Shareholders have performed and complied with all of their obligations under this Agreement which are to be performed or complied with by or prior to or on the closing date.

          (c) A copy of the by-laws of the Companies certified by its secretary and a copy of the certificate of incorporation of the Companies certified by the secretary of state.

          (d) Certificates or letters from Shareholders evidencing the taking of the shares in accordance with the provisions of this agreement and their understanding of the restrictions thereunder.

          (e) Such other documents of transfer, certificates of authority and other documents as Purchaser may reasonably request.

     11.03 Documents To Be Delivered by Purchaser. At the closing Purchaser shall deliver to Shareholders the following documents:

          (a) Certificates for the number of shares of common stock of Purchaser as determined in Article 1 hereof.

          (b) A certified copy of the duly adopted resolutions of the board of directors of Purchaser authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof.

                             ARTICLE XII
                     TERMINATION AND ABANDONMENT

     This Agreement may be terminated and the transaction provided for by this Agreement may be abandoned without liability on the part of any part to any other, at any time before the closing date, or on a post closing basis as provided previously herein:

          (a)  By mutual consent of Purchaser and the Shareholders;

          (b) By Purchaser if any of the conditions provided for in Article 7 of this Agreement have not been met and have not been waived in writing by Purchaser.

          (c)  By the Companies if any of the conditions provided for in
Article 8 of this Agreement have not been met and have not been waived in writing by the Companies.

     In the event of termination and abandonment by any party as above provided in this Article, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this Agreement and the transactions contemplated hereunder.


                             ARTICLE XIII
                            MISCELLANEOUS

     13.01 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

          (a) If to PolarCap or its shareholders, to Douglas C. Cole at 1896 School Street, Moraga, CA 94556, or to such other person and place as PolarCap and its shareholders shall furnish to Purchaser in writing;

               If to NetAmerica, Inc., or its shareholders, to Gregoary Martin at 616 First Street, Suite 400, Seattle, Washington, or to such other person and place as NetAmerica and its shareholders shall furnish to Purchaser in writing

          (b) If to Purchaser, to Nathan W. Drage at 4505 South Wasatch Blvd., Suite 330, Salt Lake City, Utah 84124, or to such other person and place as Purchaser shall furnish to Company in writing.

     13.02 Announcements. Announcements concerning the transactions provided for in this Agreement by either the Companies or Purchaser shall be subject to the approval of the other in all essential respects, except that the approval of the Companies shall not be required as to any statements and other information which Purchaser may submit to its shareholders.

     13.03 Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of Utah, United States of America.

     13.04 Assignment. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party or parties, which consent shall not be unreasonably withheld.

     13.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

     13.06 Holidays. If any obligation or act required to be performed hereunder shall fall due on a Saturday, Sunday or other day which is a legal holiday established by the State of Utah, such obligation or act may be performed on the next succeeding business day with the same effect as if it had been performed upon the day appointed.

     13.07 Computation of Time. The time in which any obligation or act provided by this Agreement is to be performed is computed by excluding the first day and including the last, unless the last day is a holiday, in which event such day shall also be excluded.

     13.08 Governing Law and Venue. This Agreement shall be governed by and interpreted pursuant to the laws of the Sate of Utah. Any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction within the State of Utah and in no other place.

     13.09 Partial Invalidity. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

     13.10 No Other Agreements. This Agreement constitutes the entire Agreement between the parties and there are and will be no oral representations whichwill be binding upon any of the parties hereto.

     13.11 Rights are Cumulative. The rights and remedies granted hereunder shall be in addition to and cumulative of any other rights or remedies provided under the laws of the State of Utah.

     13.12 Waiver. No delay or failure in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in default. No single or partial exercise of any power or right hereunder shall preclude any other or further exercise thereof or the exercise of any other power or right.

     13.13 Survival of Covenants, Etc. All covenants, representations, and warranties made herein to any parties or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

     13.14 Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transaction(s) contemplated herein.

     13.15 Amendment. This Agreement or any provision hereof may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

     13.16 Headings. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     13.17 Counterparts. This agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument, provided that Purchaser shall have no obligations hereunder until all Shareholders have become signatories hereto.

     IN WITNESS WHEREOF, the parties hereto executed the foregoing Acquisition Agreement effective the 22nd day of September, 1998.

                                    VENTURE WORLD, LTD.


                                   By /s/ Douglas Cole
                                   Douglas Cole, President



COMPANIES:                         POLARCAP, INC.


                                   By /s/ Douglas Cole
                                   Douglas Cole, President



                                   NETAMERICA, INC.


                                   By /s/ Gregory K. Martin
                                    Gregory K Martin, President

                           SHAREHOLDERS:


NETAMERICA, INC.


____________________________       ________________________













POLARCAP, INC.

____________________________       ________________________








                             SCHEDULE  A



Name                                                   Shares To Be Purchased









       Total                            ______________



                             SCHEDULE  B



Name                                  Shares To Be Issued









       Total                            ________________